UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23318

Ecofin Tax-Advantaged Social Impact Fund, Inc.
(Exact name of registrant as specified in charter)

6363 College Boulevard, Suite 100A, Overland Park, KS 66211
(Address of principal executive offices) (Zip code)

P. Bradley Adams
6363 College Boulevard, Suite 100A, Overland Park, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Item 1. Report to Stockholders.

(a) The Report to Shareholders is attached herewith.

2022 Annual Report
September 30, 2022

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.tortoiseecofin.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-855-TCA-FUND (855-822-3863) or by sending an e-mail request to info@tortoiseecofin.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-855-822-3863 or send an email request to info@tortoiseecofin.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Ecofin Tax-Advantaged Social Impact Fund, Inc.
2022 Annual Report

Table of Contents

Letter to Investors	3

Expense Example	6

Financial Statements	8

Notes to Financial Statements	16

Report of Independent Registered Public Accounting Firm	22

Directors and Officers	23

Additional Information	25

Investments by asset type as of 9/30/2022		Sector allocation as of 9/30/2022
	Percentage		Percentage
◼ Municipal Bonds	65%	◼ Healthcare	35%
◼ Mortgage Backed Securities	18%	◼ Education	26%
◼ Short-Term Investments	13%	◼ Cash	13%
◼ Corporate Notes	2%	◼ Other	13%
◼ Private Loans	1%	◼ Housing	7%
◼ Short-Term Municipal Bonds	1%	◼ Waste Transition	6%

(unaudited)

2	Ecofin

2022 Annual Report | September 30, 2022

Dear investor,

Below is an update on how the sectors in which the fund invests performed throughout the fiscal year ending September 30, 2022.

Education

Primarily as a result of the rising interest rate environment, the public bond market for new issuance of K-12 charter school and private school revenue bonds in Q3 2022 declined to $1,243,105,000, a 34% decrease from the same period in 2021. Through Q3 2022 there were 129 K-12 charter school bond offerings, totaling $3,377,010,000 par value, a 13.2% decrease as compared to the same period for 2021. The market is in a bit of a slowdown for K-12 charter school bond offerings, and the continued expectation is that 2022 bond issues will be significantly less than the record-setting numbers for 2021 (203 offerings totaling $5.396 billion in par value).1

While new financings may have slowed, the demand for charter schools and other school choice options continued to grow and appears to be having an increasing impact in elections across the nation. Results from a national survey of parents of school-aged children, conducted by The Harris Poll, indicate:

●	93% of parents agreed that one-size does not fit all in education.
●	86% of parents wanted options for their children other than the assigned district school their children have to attend.
●	83% of parents agreed that education has become a more important political issue to them than it was in the past.
●	Perhaps most significantly, 82% of parents said that they are willing to vote outside their party on the issue of education.

We believe these findings demonstrate that parents are demanding a greater say in their children’s education, desiring more high-quality school options, and are willing to support those working towards these goals, regardless of their political affiliation.2

A separate study by CREDO (Center for Research on Education Outcomes) at Stanford University published earlier this summer highlighted the dramatic academic impact that charter schools are having on student outcomes as compared to their district school counterparts. Findings indicated that low-income students, English Language Learners, and students of color enrolled in Indianapolis charter schools all showed significant growth over their district and state peers. Results in reading and math assessments indicated that academic growth for charter school students in these under-served groups was the equivalent of an additional 1/3 of a school year as compared to similar students in district run schools. Studies like this have taken on increased importance as school districts across the nation struggle with unprecedented learning losses resulting from pandemic-driven school lockdowns.3

While the tightening charter school segment of the public bond market in Q3 has proven challenging for many large high-yield municipal bond funds, we have seen an increase in both the volume and credit quality of investment opportunities. Based on our interactions with market participants, it seems Ecofin’s reputation as a high-quality alternative to the public bond market continued to expand. As economic and education challenges continue to evolve, we intend to continue to leverage our decades-long commitment to the K-12 charter school and private school community and continue providing a suitable financing alternative for schools in need while seeking to provide a solid return for our investors.

Senior Living

Throughout the fiscal year, the senior living industry recorded quarter after quarter of occupancy gains. Statistically, nationwide occupancy for independent living and assisted living is 84.7% and 79.7%, respectively. In Q3, occupancy increased 0.9% for independent and 1.1% for assisted living from Q2 2022. Moreover, 95% of units that were vacated during the pandemic have been reoccupied. Recovery has been slightly stronger in the higher acuity and needs-based assisted living setting; however, independent living is not far behind. As of the third quarter, independent living and assisted living had regained 4.9% and 5.0% of their respective occupancies since hitting lows over a year ago.4

Occupancy recovery has been fueled by over two years of slowing construction starts, which as of the third quarter 2022, recorded the lowest primary market inventory growth since 2013. Rising interest rates, construction costs, and material shortages should continue to propel occupancy recovery in the months to come.

From a macroeconomic standpoint, senior living has not been immune to inflationary pressures and margin compression. In the wake of increased costs, we’ve recently seen significant rate growth across the sector. In fact, the second quarter of 2022 had the highest year-over-year national rate growth recorded. Independent living increased 9.4%, assisted living increased 8.7% and memory care increased 8.7%. Based on conversations with our operating partners, residents and their families have been supportive of these increases and have not pushed back.4 Furthermore, the independent living setting has become higher acuity than it was ten years ago. The increased need for care should help justify rate increases and further insulate the sector from potential economic downturns in the future.

From now until 2030, an average of 10,000 baby boomers will turn 65 every day.5 With the combination of increased population and a slower pace of new senior living inventory supply, we remain confident in the senior living industry’s ability to rebound and prepare for the upcoming “Silver Tsunami” as the population continues to age.

Waste Transition

The Waste Transition sector received a meaningful, positive boost in connection with the August passage of the Inflation Reduction Act of 2022. In an effort to achieve decarbonization goals, the IRA contains a broad array of economic incentives to support the construction of new waste conversion facilities that will produce renewable natural gas, renewable diesel, and sustainable aviation fuels. Most of the incentives are for new facilities placed into service beginning in 2023 or that begin construction prior to 2025, which has kick-started the development and construction process for many upcoming projects and provides an increase in opportunities for our platform.

(unaudited)

Ecofin	3

Ecofin Tax-Advantaged Social Impact Fund, Inc.

For biogas projects that convert methane from organic waste into renewable natural gas, the Act expands certain investment tax credits, or ITCs, to include qualified biogas facilities. Previously, these ITCs were only available for renewable energy projects, such as solar energy, and were a driving force behind the growth of the solar power sector. Depending on qualification and eligibility requirements, new biogas projects may achieve ITCs in the 30-60% range. The Act also extends through 2024 an alternative fuel credit of 50 cents per gallon for taxpayers that utilize an alternative fuel such as renewable natural gas. As a result, the Act provides economic incentives for both the production and usage of RNG from organic waste.

For renewable diesel and sustainable aviation fuel projects, the Act extends the blender’s tax credit through 2024, valued at $1.00 to $1.50 per gallon for renewable diesel and advanced biofuels and $1.25 to $1.75 per gallon for sustainable aviation fuel, depending on lifecycle greenhouse gas emissions versus fossil-based fuels. Beginning in 2025 and continuing through 2027, the Act converts these credits into clean fuel production credits with a value of $1.00 per gallon for renewable diesel and $1.75 per gallon for sustainable aviation fuel. As a result, the Act provides five years of economic incentives at the outset of these renewable fuel projects, when cash flow generation is critical to a project’s success.

The Act also provides additional funding of $40 billion for the U.S. Department of Energy’s Loan Programs Office and $2 billion for the U.S. Department of Agriculture’s Rural Energy for America Program. The funding for these programs will be primarily utilized for grants and loan guarantees in support of new biogas and biofuel production facilities.

In total, implementation of the Act is expected to reduce U.S. greenhouse gas emissions by 40% from their 2005 level by 2030, compared to the 50% reduction previously targeted by the Biden Administration. However, by subsidizing the financing costs of new waste conversion facilities, and by providing revenue support through tax and fuel credits, the Act is widely expected to dramatically increase the number of waste conversion facilities to be brought online in the coming years – increasing our financing opportunities for years to come.

Conclusion

Our opportunities for investing are expanding for many reasons, primarily as our sectors have continued to see robust growth and competing financing providers have been forced to scale back allocations. Not only has the fund continued to invest in solid projects to date, but the fund has delivered solid returns to investors. We hope that you are encouraged by our relative outperformance and continue to place your faith in the fund.

Sincerely,

The Ecofin Social Impact Team

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Performance data shown is net of fees and reflects waivers in effect. In the absence of such waivers, total return would be reduced.

1	Electronic Municipal Market Access (https://emma.msrb.org/) & MuniOS (https://www.munios.com/)
2	Never Going Back: An Analysis of Parent Sentiment on Education, August 2022. National Alliance for Public Charter Schools
3	City Study 2022: Indianapolis, June 2022. Center for Research on Education Outcomes at Stanford University
4	NIC
5	census.gov

(unaudited)

4	Ecofin

2022 Annual Report | September 30, 2022

Investing involves risks. Principal loss is possible. The fund is suitable only for investors who can bear the risks associated with the limited liquidity of the fund and should be viewed as a long-term investment. The fund will ordinarily accrue and pay distributions from its net investment income, if any, once a quarter; however, the amount of distributions that the fund may pay, if any, is uncertain. There currently is no secondary market for the fund’s shares and the advisor does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the fund’s quarterly Repurchase Offers for no less than 5% of the fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The fund invests in municipal-related securities. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal bonds to make payments of principal and/or interest. Changes related to taxation, legislation or the rights of municipal security holders can significantly affect municipal bonds. Because the fund concentrates its investments in municipal-related securities the fund may be subject to increased volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending on the characteristics of the particular derivative, it could become illiquid. The fund may utilize leverage, which is a speculative technique that may adversely affect common shareholders if the return on investments acquired with borrowed fund or other leverage proceeds do not exceed the cost of the leverage, causing the fund to lose money.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for a complete list of the Fund holdings.

Nothing contained on this communication constitutes tax, legal or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the portfolio.

(unaudited)

Ecofin	5

Ecofin Tax-Advantaged Social Impact Fund, Inc.

Expense Example

As a shareholder of the Ecofin Tax-Advantaged Social Impact Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees on marketplace loans and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 – September 30, 2022).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

			Expenses Paid
		Ending	During Period(1)
	Beginning	Account Value	April 1, 2022 to
	Account Value	September 30,	September 30,
	April 1, 2022	2022	2022
Actual(2)	$1,000.00	$1,003.60	$6.33
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.38

(1)

Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.26% multiplied by the average account value over the period, multiplied 183/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six month period ended September 30, 2022 of 0.36%.

(unaudited)

6	Ecofin

2022 Annual Report | September 30, 2022

Value of $10,000 vs. Bloomberg High Yield Muni Bond Index (unaudited)
Since inception on March 26, 2018 through September 30, 2022

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-822-3863. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of September 30, 2022
	1-Year	3-Year	Since Inception(1)
Ecofin Tax-Advantaged Social Impact Fund	3.40%	2.44%	2.92%
Bloomberg High Yield Muni Bond Index(2)	-15.05%	-1.43%	2.10%

(1)	Inception date of the Fund was March 26, 2018.
(2)

The Bloomberg High Yield Muni Bond Index is composite index which has a 25% weighting in investment-grade triple-B bonds and 75% weighting in non-investment grade bonds. In addition, 75% of the index is in bonds issued as part of transactions of at least $100 million in size. This index can not be invested in directly.

Management’s Discussion of Fund Performance

The Ecofin Tax-Advantaged Social Impact Fund fared favorably versus the broad fixed income market, represented by the Bloomberg U.S. Aggregate Bond Index(1) (AGG), by seeking to provide investors with lower interest rate risk and a less volatile stream of returns. The fund produced a total return of 3.40% over the fiscal year with the focus on income proving beneficial as the income return of 4.85% outweighed the price decline of -2.31%. The Bloomberg High Yield Municipal Bond Index declined -15.05% over the same period as rising interest rates and widening credit spreads generated headwinds throughout 2022. The fund’s focus on low duration essential assets that generate a differentiated income stream led to its out-performance compared to more traditional fixed income products represented by the Bloomberg U.S. Aggregate Bond Index, which produced a total return of -14.60% over the same period.

Our low duration strategy has already paid dividends over the last year with the 10-year Treasury rising over 236 basis points (bps) from 1.47% to 3.83% and leading to the price declines seen across high-grade sectors. With Fed tightening underway and inflation at 40-year highs, we recognize the heightened probability of a bearish interest rate path over the foreseeable future. Thus, we continue to maintain a posture of low interest rate sensitivity to seek to immunize the potential price pressure that rising rates can present to fixed income markets. Furthermore, in addition to the shorter duration profiles found in TSIFX, we also focus on assets with defensive characteristics such as shorter put structures and higher coupon rates. We believe these investment structures are better insulated from interest rate risk and should continue to provide a total return advantage and lower volatility relative to longer duration bonds.

(1)

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market. This includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and collateralised mortgage-backed securities.

Ecofin	7

Schedule of Investments
September 30, 2022

	Principal	Fair
	Amount	Value
Corporate Notes — 2.1%(1)
MBS SPV I LLC
6.000%, 03/01/2026(2)	$4,000,000	$3,737,876
Total Corporate Notes
(Cost $4,000,000)		3,737,876

Mortgage Backed Securities — 18.3%(1)
Arbor Rlty Com NT 2021-FL1
4.318%(1 Month LIBOR USD +
1.500%), 12/17/2035(2)	2,000,000	1,896,555
Arbor Rlty Com NT 2021-FL3
4.418%(1 Month LIBOR USD +
1.600%), 08/15/2034(2)	2,000,000	1,891,946
BABS 2021-RM1 A
1.400%, 10/25/2063(2)	1,482,211	1,272,828
FREMF 2017-KF29 Mortgage Trust
6.103%(1 Month LIBOR USD +
3.550%), 02/25/2024(2)	1,462,775	1,465,509
FREMF 2017-KF31 Mortgage Trust
5.453%(1 Month LIBOR USD +
2.900%), 04/25/2024(2)	1,679,833	1,677,139
FREMF 2020-KI05 Mortgage Trust
4.853%(1 Month LIBOR USD +
2.300%), 07/25/2024(2)	473,187	467,917
GPMT LTD 2021-FL3
4.943%(1 Month LIBOR USD +
1.950%), 07/16/2035(2)	1,000,000	992,766
HGI CRE CLO LTD 2021-FL1
4.539%(1 Month LIBOR USD +
1.600%), 06/19/2036(2)	1,000,000	964,044
JP Morgan Chase Commercial Mortgage Trust 2021-MHC B
3.868%(1 Month LIBOR USD +
1.050%), 04/15/2038(2)	1,000,000	957,728
JP Morgan Wealth Management 2020-ATR1 A-4
3.000%, 02/25/2050(2)	103,590	101,549
LoanCore 2021-CRE4 Issuer Ltd.
3.650%(1 Month LIBOR USD +
1.364%), 07/15/2035(2)	2,000,000	1,924,471
MF1 2021-FL5 B
4.410%(1 Month LIBOR USD +
1.564%), 07/15/2036(2)	2,000,000	1,917,346
Oceanview Mortgage Loan Trust 2020-SBC1 A1-B
2.500%, 09/28/2055(2)	849,277	777,180
PFP 2021-8, Ltd.
3.939%(1 Month LIBOR USD +
1.000%), 08/16/2037(2)	1,897,511	1,835,408
4.439%(1 Month LIBOR USD +
1.500%), 08/16/2037(2)	1,000,000	945,910
Ready Capital Mortgage Financing 2021-FL7
4.584%(1 Month LIBOR USD +
1.500%), 11/25/2036(2)	1,200,000	1,156,992
STWD 2021-FL2, Ltd.
4.739%(1 Month LIBOR USD +
1.800%), 04/16/2038(2)	1,000,000	941,115
TTAN 2021-MHC
3.918%(1 Month LIBOR USD +
1.100%), 03/15/2038(2)	2,392,385	2,283,115
Velocity Commercial Capital Trust 2020-1
2.610%, 02/25/2050(2)	2,663,381	2,483,460
Vivint Solar Financing 2020-7 LLC
2.210%, 07/31/2051(2)	1,837,704	1,495,742
3.220%, 07/31/2051(2)	934,664	756,060
Wells Fargo Commercial Mortgage Trust 2021-FCMT
4.018%(1 Month LIBOR USD +
1.200%), 05/15/2031(2)	1,000,000	951,409
XCAL 2019-IL-1 Mortgage Trust A
4.814%(1 Month LIBOR USD +
2.250%), 11/15/2022(2)	1,724,347	1,719,710
XCALI 2020-2 Mortgage Trust
4.564%(1 Month LIBOR USD +
2.000%), 02/15/2023(2)	2,000,000	1,989,833
Total Mortgage Backed Securities
(Cost $34,673,565)		32,865,732
Municipal Bonds — 64.8%(1)
Arizona — 14.0%(1)
Arizona Industrial Development Authority
(Obligor: Dove Mountain Senior Living)
6.400%, 02/01/2026(2)	21,660,000	21,356,110
Arizona Industrial Development Authority
(Obligor: Dove Mountain Senior Living)
9.650%, 02/01/2026(2)	3,095,000	3,052,598
Maricopa County Industrial Development Authority
6.750%, 07/01/2033	944,000	862,037
		25,270,745
California — 0.4%(1)
El Monte Calif Public Financing Authority
3.850%, 06/01/2038	895,000	714,541
Colorado — 2.6%(1)
Colorado Educational & Cultural Facilities Authority
(Obligor: Ability Connection Colorado)
7.500%, 12/15/2030(2)	5,350,000	4,616,943
Florida — 14.9%(1)
Capital Trust Agency Inc.
(Obligor: Championship Academy of Distinction
West Broward — Series 2018 A)
0.000%, 11/15/2025(2)(4)(5)(6)(7)	8,250,000	5,249,377
Capital Trust Agency Inc.
(Obligor: Championship Academy of Distinction
West Broward — Series 2018 B)
0.000%, 11/15/2025(2)(4)(5)(6)(7)	550,000	349,958

See accompanying Notes to Financial Statements.

8	Ecofin

2022 Annual Report | September 30, 2022

Schedule of Investments (continued)
September 30, 2022

	Principal	Fair
	Amount	Value
Florida (continued)
Capital Trust Agency Inc.
(Obligor: Championship Charter School I — Series A)
0.000%, 11/15/2025(2)(4)(5)(6)(7)	$8,425,000	$4,860,028
Capital Trust Agency Inc.
(Obligor: Championship Charter School I — Series B)
0.000%, 11/15/2025(2)(4)(5)(6)(7)	485,000	279,776
Florida Development Finance Corp.
(Obligor: Academir Charter School)
7.000%, 08/01/2032(2)	875,000	829,528
Florida Development Finance Corp.
(Obligor: The Athenian Academy)
4.880%, 07/01/2049(2)(6)	15,925,000	15,168,563
		26,737,230
New Hampshire — 2.7%(1)
New Hampshire Business Finance Authority
(Obligor: Baldwin Senior Living)
10.000%, 04/01/2029	5,215,000	4,872,785
New York — 1.2%(1)
(Obligor: City of New York)
City of New York NY
2.900%, 04/01/2036	2,175,000	2,175,000
Texas — 1.5%(1)
New Hope Cultural Education Facilities Finance Corp.
(Obligor: Bridgemoor)
0.000%, 12/01/2053(2)(4)(5)(7)	5,000,000	2,803,258
Wisconsin — 27.5%(1)
Public Finance Authority
(Obligor: Gardens of Social Circle — Series C)
0.000%, 01/01/2024(2)(4)(5)(7)	2,030,000	641,952
Public Finance Authority
(Obligor: Gardens of Social Circle — Series D)
0.000%, 01/01/2024(2)(4)(5)(7)	65,000	20,555
Public Finance Authority
(Obligor: Landings of Douglas — Series C)
0.000%, 01/01/2024(2)(4)(5)(7)	1,255,000	537,918
Public Finance Authority
(Obligor: Landings of Douglas — Series D)
0.000%, 01/01/2024(2)(4)(5)(7)	75,000	27,462
Public Finance Authority
(Obligor: Landings of Columbus — Series C)
0.000%, 01/01/2024(4)(5)(7)	1,055,000	435,527
Public Finance Authority
(Obligor: Landings of Columbus — Series D)
0.000%, 01/01/2024(4)(5)(7)	80,000	33,026
Public Finance Authority
(Obligor: Landings of Gainesville — Series C)
0.000%, 01/01/2024(4)(5)(7)	1,020,000	267,835
Public Finance Authority
(Obligor: Landings of Gainsville — Series D)
0.000%, 01/01/2024(2)(4)(5)(7)	80,000	21,007
Public Finance Authority
(Obligor: Gardens of Waterford — Series C)
0.000%, 01/01/2024(2)(4)(5)(7)	1,185,000	433,899
Public Finance Authority
(Obligor: Gardens of Waterford — Series D)
0.000%, 01/01/2024(2)(4)(5)(7)	75,000	32,146
Public Finance Authority
(Obligor: Gardens of Rome — Series C)
0.000%, 01/01/2024(4)(5)(7)	1,630,000	909,535
Public Finance Authority
(Obligor: Gardens of Rome — Series D)
0.000%, 01/01/2024(4)(5)(7)	70,000	39,060
Public Finance Authority
(Obligor: Gardens of Savannah — Series C)
0.000%, 01/01/2024(2)(4)(5)(7)	1,065,000	228,111
Public Finance Authority
(Obligor: Gardens of Savannah — Series D)
0.000%, 01/01/2024(2)(4)(5)(7)	80,000	17,135
Public Finance Authority
(Obligor: Montage Living Obligation Group)
4.000%, 02/01/2024(6)	10,980,000	9,909,450
Public Finance Authority
(Obligor: Montage Living Obligation Group)
4.000%, 02/01/2024(6)	5,060,000	4,566,650
Public Finance Authority
(Obligor: Montage Living Obligation Group)
4.000%, 02/01/2024(6)	5,520,000	4,981,800
Public Finance Authority
(Obligor: Gardens of Montgomery — Series A)
0.000%, 01/01/2029(2)(4)(5)(7)	1,610,000	967,270
Public Finance Authority
(Obligor: Gardens of Montgomery — Series B)
0.000%, 01/01/2029(2)(4)(5)(7)	29,000	17,423
Public Finance Authority
(Obligor: Landings of Montgomery — Series C)
0.000%, 01/01/2029(2)(4)(5)(7)	1,955,000	1,174,542
Public Finance Authority
(Obligor: Landings of Montgomery — Series D)
0.000%, 01/01/2029(2)(4)(5)(7)	65,000	39,051
Public Finance Authority
(Obligor: Vonore Fiber Products LLC)
10.000%, 06/01/2029(2)(3)	10,520,000	10,282,920
Public Finance Authority
(Obligor: St. James Christian Academy)
8.750%, 10/01/2029(2)	4,560,000	4,279,879

See accompanying Notes to Financial Statements.

Ecofin	9

Schedule of Investments (continued)
September 30, 2022

	Principal	Fair
	Amount	Value
Wisconsin (continued)
Public Finance Authority
(Obligor: St. James Christian Academy)
12.000%, 10/01/2029(2)	$400,000	$383,352
Public Finance Authority
(Obligor: Fort Collins Montessori)
7.250%, 12/01/2029	6,155,000	6,129,641
Public Finance Authority
(Obligor: Telra Institute)
7.700%, 09/01/2031	2,937,000	2,690,116
Public Finance Authority
(Obligor: Telra Institute)
7.700%, 09/01/2031(2)	468,000	427,433
		49,494,695
Total Municipal Bonds
(Cost $137,481,126)		116,685,197

Private Loans — 0.8%(1)
CHAMP. DAVIE H.S.
0.000%, 08/01/2022(4)(5)(7)(9)	500,000	288,429
Regional Housing & Community Note
7.500%, 10/1/2022(7)	1,146,000	1,146,000
Total Private Loans
(Cost $1,646,000)		1,434,429

Short Term Investments — .9%(1)
Illinois — 0.1%(1)
University of Illinois
Weekly VRDN and Put,
2.450%, 10/01/2026(3)	100,000	100,000
New York — 0.1%(1)
New York City Housing Development Corp.
Weekly VRDN and Put,
2.430%, 04/15/2035(3)	200,000	200,000

	Principal
	Amount/Shares
Texas — 0.6%(1)
Tarrant County Cultural Education Facilities Finance Corp.
(Obligor: CHRISTUS Health Obligated Group)
Weekly VRDN and Put,
2.300%, 07/01/2047(3)	$1,220,000	$1,220,000
Virginia — 0.1%(1)
Loudoun County Economic Development Authority
(Obligor: Howard Hughes Medical Institute)
Weekly VRDN and Put,
2.450%, 02/15/2038(3)	150,000	150,000
Money Market Fund — 12.7%(1)
First American Government Obligations Fund Class X,
2.770%(8)	22,861,290	22,861,290
Total Short Term Investments
(Cost $24,531,290)		24,531,290

Total Investments — 99.6%(1)
(Cost $202,331,981)		179,254,524
Other Assets in Excess of Liabilities, Net — 0.4%(1)		675,878
Total Net Assets — 100.0%(1)		$179,930,402

(1)	Calculated as a percentage of net assets.
(2)	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” With the exception of securities in default or forbearance, these securities are determined to be liquid by the Adviser. As of September 30, 2022, the value of these investments were $114,701,802 or 63.7% of total net assets.
(3)	Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. These notes can be tendered at par by the investor to the trustee at any time generally on seven days’ notice. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The rate shown is the rate in effect as of September 30, 2022.
(4)	Non-income producing security.
(5)	Security in default at September 30, 2022, the value of these investments were $19,674,280 or 10.9% of total net assets.
(6)	Security in forebearance at September 30, 2022.
(7)	Value determined using significant unobservable inputs. See Note 2 to the financial statements for further disclosure.
(8)	Seven-day yield as of September 30, 2022.
(9)	Extended maturity date pending finalized forbearance agreement.

See accompanying Notes to Financial Statements.

10	Ecofin

2022 Annual Report | September 30, 2022

Statement of Assets & Liabilities
September 30, 2022

Assets:
Investments, at fair value (cost $202,331,981)	$179,254,524
Interest receivable from investments	3,582,940
Receivable for capital shares sold	150,000
Receivable for Adviser expense reimbursement	56,596
Prepaid expenses	26,490
Total assets	183,070,550
Liabilities:
Payable to Adviser	581,369
Payable for professional fees	153,063
Payable for custody fees	1,502
Payable for transfer agent fees & expenses	19,965
Distributions payable	2,305,177
Accrued expenses	79,072
Total liabilities	3,140,148
Net Assets	$179,930,402

Net Assets Applicable to Common Stockholders Consist of:
Capital Stock, $0.001 par value; 19,349,962 shares issued and outstanding (1,000,000,000 shares authorized)	$19,350
Additional paid-in capital	197,173,039
Total accumulated loss	(17,261,987)
Net Assets applicable to common stockholders	$179,930,402

Net Asset Value per common share outstanding (net assets applicable to common stockholders,
divided by common shares outstanding)	$9.30

See accompanying Notes to Financial Statements.

Ecofin	11

Statement of Operations
For the Year Ended September 30, 2022

Investment Income:
Interest income	$12,207,012
Consent fee income	841,600
Other income	60,161
13,108,773
Expenses:
Advisory fees (See Note 4)	2,553,970
Legal fees	118,754
Shareholder communication fees	30,426
Fund administration and accounting fees (See Note 4)	83,095
Director fees	100,095
Transfer agent fees and expenses (See Note 4)	60,211
Audit and tax fees	83,574
Registration fees	29,453
Interest expenses	69,973
Other	11,156
Custody fees (See Note 4)	10,469
Total expenses before reimbursement/recoupment	3,151,176
Add: expense recoupment by Adviser (See Note 4)	25,888
Less: fees waived by Adviser (See Note 4)	(236,216)
Net expenses	2,940,848
Net Investment Income	10,167,925
Realized Gain and Unrealized Loss on Investments
Net realized gain on investments	7,350,013
Net change in unrealized depreciation of investments	(10,743,365)
Net Realized Gain and Unrealized Loss on Investments	(3,393,352)
Net Increase in Net Assets Resulting from Operations	$6,774,573

See accompanying Notes to Financial Statements.

12	Ecofin

2022 Annual Report | September 30, 2022

Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
Operations
Net investment income	$10,167,925	$7,358,544
Net realized gain on investments	7,350,013	1,531,513
Net change in unrealized depreciation of investments	(10,743,365)	(3,697,721)
Net increase in net assets resulting from operations	6,774,573	5,192,336
Capital Share Transactions
Proceeds from shares sold	11,991,017	28,445,881
Proceeds from reinvestment of distributions	3,184,438	3,236,092
Payments for shares redeemed	(40,405,663)	(63,780,845)
Decrease in net assets resulting from capital share transactions	(25,230,208)	(32,098,872)
Distributions to Shareholders
From distributable earnings	(10,185,535)	(9,441,805)
Total Decrease in Net Assets	(28,641,170)	(36,348,341)
Net Assets
Beginning of year	208,571,572	244,919,913
End of year	$179,930,402	$208,571,572
Transactions in Shares:
Shares sold	1,256,966	2,996,445
Shares issued to holders in reinvestment of dividends	335,303	341,362
Shares redeemed	(4,234,773)	(6,734,102)
Decrease in Institutional Class shares outstanding	(2,642,504)	(3,396,295)

See accompanying Notes to Financial Statements.

Ecofin	13

Statement of Cash Flows
For the Year Ended September 30, 2022

Cash Flows From Operating Activities
Interest received from investments	$11,625,493
Purchases of long-term investments	(19,140,682)
Proceeds from sales of long-term investments	88,434,088
Purchases of short-term investments, net	(17,134,611)
Operating expenses paid	(3,222,510)
Net cash provided by operating activities	60,561,778
Cash Flows From Financing Activities
Issuance of common stock	11,890,999
Redemption of common stock	(40,405,663)
Proceeds from repurchase agreements, net	(26,316,000)
Distributions paid to common stockholders	(6,017,489)
Net cash used in financing activities	(60,848,153)
Net change in cash	(286,375)
Cash — beginning of year	286,375
Cash — end of year	$—

Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities
Net increase in net assets resulting from operations	$6,774,573
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(19,140,682)
Proceeds from sales of long-term investments	88,434,088
Purchases of short-term investments, net	(17,134,611)
Net unrealized depreciation of investments	10,743,365
Accretion of market discount, net	(590,419)
Net realized gain on investments	(7,350,013)
Changes in operating assets and liabilities:
Increase in interest receivable from investments	(892,861)
Decrease in prepaid expenses	58,215
Decrease in payable to Adviser, net of fees waived	(154,370)
Decrease in accrued expenses and other liabilities	(185,507)
Total adjustments	53,787,205
Net cash provided by operating activities	$60,561,778

Non-Cash Financing Activities
Reinvestment of distributions in additional common shares	$3,184,438

See accompanying Notes to Financial Statements.

14	Ecofin

2022 Annual Report | September 30, 2022

Financial Highlights

					Period from
	Year Ended	Year Ended	Year Ended	Year Ended	March 26, 2018(1)
	September 30,	September 30,	September 30,	September 30,	to September 30,
	2022	2021	2020	2019	2018
Per Common Share Data
Net asset value, beginning of period	$9.48	$9.65	$9.99	$9.98	$10.00
Investment operations:
Net investment income	0.53	0.37	0.47	0.46	0.16
Net realized and unrealized gain (loss) on investments	(0.21)	(0.15)	(0.33)	0.01	(0.09)
Total from investment operations	0.32	0.22	0.14	0.47	0.07
Less distributions from:
Net investment income	(0.50)	(0.37)	(0.48)	(0.46)	(0.09)
Net realized gains	—	(0.02)	—	—	—
Total distributions	(0.50)	(0.39)	(0.48)	(0.46)	(0.09)
Net asset value, end of period	$9.30	$9.48	$9.65	$9.99	$9.98

Total Return(2)	3.40%	2.38%	1.55%	4.78%	1.11%

Supplemental Data and Ratios
Net assets, end of period (in 000's)	$179,930	$208,572	$244,920	$225,748	$70,847
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(3)	1.62%	1.72%	1.55%	1.95%	5.93%
After expense reimbursement/recoupment(3)	1.51%	1.51%	1.40%	1.50%	1.50%
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment(3)	5.12%	3.03%	4.84%	3.97%	(1.35)%
After expense reimbursement/recoupment(3)	5.23%	3.23%	4.99%	4.42%	3.07%
Portfolio turnover rate(2)	10%	24%	50%	25%	160%

(1)	Commencement of operations.
(2)	Not annualized for period less than one year.
(3)	Annualized for period less than one year.

See accompanying Notes to Financial Statements.

Ecofin	15

Notes to Financial Statements
September 30, 2022

1. Organization

Ecofin Tax-Advantaged Social Impact Fund, Inc. (the “Fund”), was organized as a Maryland corporation on December 8, 2017, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 26, 2018. The Fund continuously offers shares of Institutional Class I Common Stock (the “Common Shares” or “Class I Shares”).

The Fund seeks to generate attractive total return with an emphasis on tax-advantaged income. “Tax-Advantaged” income is income that by statute or structuring of a security is in part, or in whole, tax-reduced, tax-deferred or tax-free with respect to federal, state or municipal taxes.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value (“NAV”), reduced by any applicable repurchase fee. The Fund’s Board of Directors approved the repurchase of up to 18% of the Fund’s outstanding Common Shares at NAV for the period September 30, 2022 to November 4, 2022. See footnote 8 for additional details. Subject to applicable law and approval of the Fund’s Board of Directors, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV, which is the minimum amount permitted. Repurchases may be oversubscribed, preventing shareholders from selling some or all of their shares back to the Fund. The Fund’s shares are not listed on any securities exchange and there is no secondary trading market for its shares. If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2% per Rule 23c-3(b)(5) of the 1940 Act.

For the period ended September 30, 2022, the Fund engaged in the following repurchase offers:

	Repurchase Offer Amount
Repurchase	(as a percentage of	Number of Shares	Percentage of Outstanding
Request Deadline	outstanding shares)	Repurchased	Shares Tendered
November 5, 2021	5.0%	1,109,347	5.0%
February 4, 2022	5.0%	1,079,468	5.0%
May 6, 2022	5.0%	1,038,869	5.0%
August 5, 2022	5.0%	1,007,089	5.0%

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation — The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.
Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Fixed income securities, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. These securities are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation designee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security

16	Ecofin

2022 Annual Report | September 30, 2022

Notes to Financial Statements (continued)

may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of September 30, 2022:

	Level 1	Level 2	Level 3	Total
Corporate Notes	$—	$3,737,876	$—	$3,737,876
Mortgage — Backed Securities	—	32,865,732	—	32,865,732
Municipal Bonds	—	97,299,346	19,385,851	116,685,197
Private Loans	—	—	1,434,429	1,434,429
Short Term Investments	22,861,290	1,670,000	—	24,531,290
Total Investments	$22,861,290	$135,572,954	$20,820,280	$179,254,524

The following tables present assets measured at fair value on a reoccurring basis using significant unobservable inputs (Level 3) for the period ended September 30, 2022:

	Private Loans	Municipal Bonds
Balance — beginning of year	$500,000	$25,592,713
Transfers into Level 3(1)	—	2,803,258
Purchases	1,146,000	—
Sales	—	(3,948,113)
Accretion/(Amortization)	—	15,031
Net realized gain (loss)	—	379,920
Net change in unrealized depreciation (1)	(211,571)	(5,456,958)
Balance — end of year	$1,434,429	$19,385,851

Net change in unrealized depreciation
from investments still held as of 9/30/2022 (1)	$(211,571)	$(5,769,769)

						Impact to
						valuation
		Valuation			Weighted	from increase
Assets at Fair Value	Fair Value	Technique	Unobservable Inputs	Range	Average(2)	to input(3)
Municipal Bonds — Capital	$10,739,139	Income Approach	Discount Rate	11%	11%	Decrease
Trust Agency Inc.		Market Approach	$ per Square Foot	$140 - $174	$157	Increase
Municipal Bonds — Public	5,843,454	Income Approach	Discount Rate	11%	11%	Decrease
Finance Authority		Income Approach	$ per Unit	$39,423 - $114,286	$67,117	Increase
		Income Approach	$ per Square Foot	$61.71 - $192	$114.50	Increase
		Income Approach	Terminal Capitalization Rate	8.0% - 8.5%	8.26%	Decrease
		Income Approach	IRR	11.5% - 12.0%	11.76%	Decrease
		Income Approach	Capitalization Rate	7.5% - 8.0%	7.76%	Decrease
		Market Approach	$ per Unit	$35,417 - $114,881	$57,122	Increase
		Market Approach	$ per Square Foot	$49.91 - $193	$89.03	Increase
Municipal Bonds — New	2,803,258	Income Approach	Discount Rate	16%	16%	Decrease
Hope Cultural Education		Market Approach	$ per Unit	$188,679 - $251,572	$220,126	Increase
Facilities Finance Corp.		Market Approach	$ per Square Foot	$187 - $249	$218	Increase
Private Loans — Regional	1,146,000	Cost	Transaction Price	$100.00	$100.00	N/A
Housing & Community Note
Private Loans —	288,429	Income Approach	Discount Rate	11%	11%	Decrease
CHAMP. DAVIE H.S.		Market Approach	$ per Square Foot	$140 - $174	$157	Increase

(1)	Transfers between levels are recognized at the end of the reporting period and as such net change in unrealized depreciation does not include unrealized depreciation from investments transferred to Level 3 during the period. Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities.
(2)	Weighted by relative fair value.
(3)	Represents the directional change in the fair value that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in insolation could result in significantly higher or lower fair value.

Ecofin	17

Notes to Financial Statements (continued)

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds were required to comply with the rules by September 8, 2022.

In March 2020, the FASB issued ASU No, 2020-04 Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing LIBOR or another reference rate that is expected to be discontinued due to reference rate reform. The original guidance and the scope clarification became effective upon issuance in March 2020 and January 2021, respectively. However, the guidance in ASC 848 is temporary in nature and generally cannot be applied to contract modifications that occur after December 31, 2022 or hedging relationships entered into or evaluated after that date. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued as a reference rate over the period of time the ASU effective.

C. Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income are recorded on the ex-dividend date. Consent fee income and other income are recognized when received.

D. Distributions to Stockholders — Distributions from the Fund’s net investment income are accrued daily and paid quarterly. Any net realized long term or short term capital gains on sales of the Fund’s securities are distributed to shareholders at least annually. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income (including tax-exempt income reduced by certain disallowed expenses) each year both to avoid federal income tax and excise tax. If the Fund’s ability to make distributions on its common stock is limited, such limitations could, under certain circumstances, impair its ability to maintain its qualification for taxation as a regulated investment Fund (“RIC”), which would have adverse consequences for its stockholders.

E. Federal Income Taxation — The Fund intends to be treated and to qualify each year as a RIC under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. To qualify as a RIC, the Fund is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Fund is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Fund makes sufficient distributions to satisfy the excise tax avoidance requirement. The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Fund’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of September 30, 2022, the Fund had no uncertain tax positions and no penalties or interest was accrued. The Fund does not expect any change in their unrecognized tax positions in the next twelve months. The tax years ending September 30, 2019 through 2022 remain open to examination by federal and state authorities.

F. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Risks and Uncertainties

The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in Municipal-Related Securities. The Fund considers a security or obligation to be a Municipal-Related Security if it is issued (i) for projects in the social infrastructure sector (defined below) or (ii) by or on behalf of governmental entities or other qualifying issuers of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. The “social infrastructure sector” includes assets and services that accommodate essential social services related to education, healthcare, housing, human service providers and social services. Such assets and services may include, but not be limited to, primary, secondary and post-secondary education facilities; hospitals and other healthcare facilities; seniors, student, affordable, military and other housing facilities; industrial/infrastructure and utility projects; and nonprofit and civic facilities. The Fund may also invest up to 20% of its total assets in each of the following: (i) securities guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities, (ii) equity investments in other companies, including exchange-traded funds and (iii) non-Municipal-Related Securities.

18	Ecofin

2022 Annual Report | September 30, 2022

Notes to Financial Statements (continued)

The outbreak of the novel coronavirus (“COVID-19”) in many countries continues to adversely impact global commercial activity, and has contributed to significant volatility in financial markets. The global impact of the outbreak has been rapidly evolving, and as cases of the virus have continued to be identified in additional countries, many countries have reacted by instituting quarantines and restrictions on travel. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity. The outbreak could have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19. Nevertheless, COVID-19 presents material uncertainty and risk with respect to our portfolio and financial results.

In February 2022, a number of countries (including the US, UK and EU) imposed sanctions against certain entities and individuals in Russia as a result of the official recognition of the Donetsk People Republic and Lugansk People Republic by the Russian Federation. Announcements of potential additional sanctions have been made following military operations initiated by Russia against the Ukraine on February 24, 2022. Political and military events, including in North Korea, Venezuela, Russia, Ukraine, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, may cause market disruptions. The situation has driven a sharp increase in volatility across markets and has the potential to adversely impact global economies. Although neither the Fund’s performance nor operations have been significantly impacted by the above, the situation nevertheless presents uncertainty and risk with respect to financials results.

4. Agreements and Affiliations

The Fund has an agreement with Tortoise Capital Advisors, LLC (the “Adviser”) to provide for investment advisory services to the Fund. Under the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, annual compensation in an amount equal to 1.25% of the daily “Managed Assets” of the Fund. “Managed Assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares).

Effective September 4, 2020, the Adviser appointed Ecofin Advisors, LLC (the “Sub-Adviser”) as the Sub-Adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of certain allocated assets within the Fund. The Adviser will pay the Sub-Adviser a fee on an annual basis of 1.05% of the daily Managed Assets allocated to the Sub-Adviser.

Pursuant to an Expense Limitation and Reimbursement Agreement, through February 28, 2023, the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses”) will not exceed 0.25% of Managed Assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.25% of Managed Assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three-year period after the Adviser bears the expense; provided, however, that the Adviser may recapture a Specified Expense in the same year it is incurred. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and certain offering costs, with the exception of (i) the management fee, (ii) any distribution fee, (iii) brokerage costs, (iv) distribution/interest payments (including any distribution payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, and (vi) extraordinary expenses (as determined in the sole discretion of the Adviser). During the period ended September 30, 2022, the Adviser recouped expenses of $25,888 relating to previously waived fees for the Fund. Reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
September 30, 2023	$119,919
September 30, 2024	$164,732
September 30, 2025	$236,216

U.S. Bank Global Fund Services, LLC (“USBGFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. Fees paid by the Fund for administration and accounting, transfer agency and custody services for the period ended September 30, 2022, are disclosed in the Statement of Operations.

The Fund has established a line of credit (“LOC”) in the amount of $12,000,000. Borrowings under the LOC are charged an interest rate equal to the greater of (i) prime rate minus 1.00% and (ii) 0.00%. The LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank, N.A. During the period ended September 30, 2022, the Fund had no borrowings and has no amount outstanding on the LOC.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Ecofin	19

Notes to Financial Statements (continued)

5. Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended September 30, 2022, were as follows:

	Purchases	Sales
Mortgage Backed Securities	$1,200,000	$21,433,049
Municipal Bonds	17,940,682	67,001,039

6. Federal Tax Information

For the year ended September 30, 2022, the Fund’s most recently completed fiscal year end, the cost basis for investments and the components of accumulated gains for federal income tax purposes were as follows:

Cost of Investments	$202,331,981
Gross unrealized appreciation	147,653
Gross unrealized depreciation	(23,225,110)
Net unrealized appreciation/(depreciation)	$(23,077,457)
Undistributed ordinary income(1)	14,404
Undistributed Tax-Exempt Income	2,359,011
Undistributed long-term capital gain	5,913,367
Total accumulated loss	(14,790,675)
Other temporary differences	(2,471,312)
Other accumulated losses	—
Total accumulated gains/(losses)	$(17,261,987)

(1)	Undistributed short-term capital gain included in ordinary income.

For the year ended September 30, 2022, and September 30, 2021, the Fund paid the following distributions to shareholders:

	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
Ordinary Income(2)	$2,549,575	$2,988,179
Tax-Exempt Income(3)	$7,635,960	$6,050,545
Long-Term Capital Gains	$—	$403,081

(2)	For Federal Income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
(3)	Designated as exempt per IRC Sec 852(b)(5).

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized gain for federal income tax purposes. These reclassifications have no effect on net assets, results of operations or net asset value per share. For the year ended September 30, 2022, the following reclassifications were made:

	Distributable
Fund	Earnings (Losses)	Paid-in Capital
Ecofin Tax-Advantaged Social Impact Fund, Inc.(1)	$(869,485)	$869,485

(1)	Primarily related to the tax treatment of deemed distributions on shareholder redemptions.

20	Ecofin

2022 Annual Report | September 30, 2022

Notes to Financial Statements (continued)

7. Borrowing

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive the principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

As of September 30, 2022, there were no reverse repurchase agreements outstanding in the Fund.

8. Subsequent Events

On September 30, 2022, the Fund issued a repurchase offer with a repurchase request deadline of November 4, 2022. On November 4, 2022, 2,633,446 shares, or 13.6% of outstanding shares, were repurchased at the net asset value per share of $9.27.

On November 15, 2022, the Fund’s Board of Directors approved a change to the Fund’s name from Ecofin Tax-Advantaged Social Impact Fund, Inc. to Ecofin Tax-Exempt Private Credit Fund, Inc. effective January 16, 2023.

The Fund has performed an evaluation of subsequent events through the date the statement of assets and liabilities was issued and has determined that no additional items require recognition or disclosure.

Ecofin	21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of Ecofin Tax-Advantaged Social Impact Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ecofin Tax-Advantaged Social Impact Fund, Inc. (the “Fund”), including the schedule of investments, as of September 30, 2022, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended September 30, 2022 and the period from March 26, 2018 (commencement of operations) to September 30, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended September 30, 2022 and the period from March 26, 2018 (commencement of operations) to September 30, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodians. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Tortoise investment companies since 2004.

Minneapolis, MN
November 28, 2022

22	Ecofin

2022 Annual Report | September 30, 2022

Directors and Officers (unaudited)
September 30, 2022

		Number of
	Position(s) Held	Portfolios in
	with the Company	Fund Complex
	and Length of	Overseen by	Principal Occupation(s)	Other Public Company
Name and Age	Time Served	Director	During Past Five Years	Directorships Held by Director
Independent Directors
Conrad S. Ciccotello (Born 1960)	Director since February 2018.	1	Professor and Director, Reiman School of Finance, University of Denver (faculty member since 2017); Senior Consultant to the finance practice of Charles River Associates, which provides economic, financial, and management consulting services (since May 2020); Associate Professor and Chairman of the Department of Risk Management and Insurance, Robinson College of Business, Georgia State University and Director of Asset and Wealth Management Programs (faculty member 1999-2017); Investment Consultant to the University System of Georgia for its defined contribution retirement plan (2008-2017).	Tortoise Energy Infrastructure Corporation (TYG); Tortoise Power and Energy Infrastructure Fund, Inc. (TPZ); Tortoise Midstream Energy Fund, Inc. (NTG); Tortoise Pipeline & Energy Fund, Inc. (TTP); Tortoise Energy Independence Fund, Inc. (NDP); Ecofin Sustainable and Social Impact Term Fund (TEAF); CorEnergy Infrastructure Trust, Inc.; Peachtree Alternative Strategies Fund.
Allen R. Strain (Born 1952)	Director since February 2018.	1	Teaching Professor, University of Missouri-Kansas City Bloch School of Business, from 2014 to August 2015 and 2009 to 2010; Vice President and Chief Financial Officer (January 2012 – April 2014) and Director (2010 – 2011), Ewing Marion Kauffman Foundation; Managing Director (2004 – 2008) and Senior Vice President (2000 – 2008), State Street – Kansas City (securities processing/custody).	None.
John G. Woolway (Born 1962)	Director since February 2018.	1	President and Chief Investment Officer, Vantage Investment Partners (2003 – Present).	None.
Interested Director(1)
Gary Henson (Born 1966)	Director and Chairman of the Board since February 2018.	1	President, Tortoise Investments, LLC (October 2016 – Present); President and Chief Investment Officer, Montage Investments, LLC (January 2010 – October 2016); President, Mariner Holdings, LLC (August 2007 – October 2016).	None.

(1)	As a result of his position held with our Adviser or its affiliates, this individual is considered an “interested person” of ours within the meaning of the 1940 Act.

Ecofin	23

Directors and Officers (unaudited) (continued)
September 30, 2022

Number of
	Position(s) Held	Portfolios in
	with the Company	Fund Complex
	and Length of	Overseen by	Principal Occupation(s)	Other Public Company
Name and Age(2)	Time Served(3)	Director	During Past Five Years	Directorships Held by Director
Interested Officers(4)
P. Bradley Adams (Born 1960)	Chief Executive Officer since February 2018; Principal Financial Officer and Treasurer from February 2018 to May 2021.	N/A	Joined Tortoise in 2005; Managing Director overseeing Tortoise’s financial operations since January 2013; Director of Financial Operations from 2005 to January 2013; Chief Executive Officer of the Tortoise closed-end funds.	N/A

Courtney Gengler (Born 1986)	Principal Financial Officer and Treasurer since May 2021.	N/A	Managing Director – Financial Operations of Tortoise since July 2021; Director – Financial Operations of Tortoise from January 2020 to July 2021; Vice President, Accounting and Financial Reporting from 2017 to 2020; previously served in various roles at Adknowledge from May 2015 to March 2017 including most recently as Manager of Accounting and Financial Reporting.	N/A

Kate Moore (Born 1987)	President since April 2021.	N/A	Managing Director and Chief Development Officer of TortoiseEcofin since March 29, 2021; Director – Head of Product Development from July 2020 to March 29, 2021; Director – Strategic Investment Group from July 2019 to July 2020; Vice President – Strategic Investment Group from June 2018 to July 2019; previously served in various roles at Tradebot Systems, Inc. from July 2009 to June 2018, including most recently as Senior Equity Trader and Director at Tradebot Ventures.	N/A

Shobana Gopal (Born 1962)	Vice President since February 2018.	N/A	Managing Director – Tax of Tortoise since July 2021; Director, Tax of Tortoise from January 2013 to July 2021; Tax Analyst of Tortoise from September 2006 through December 2012.	N/A

Diane Bono (Born 1958)	Chief Compliance Officer and Secretary since February 2018.	N/A	Chief Compliance Officer of Tortoise since June 2006; Chief Compliance Officer of the Tortoise closed-end funds.	N/A

(2)	The address of each director and officer is 6363 College Boulevard, Overland Park, KS 66211.
(3)	Officers are elected annually.
(4)	As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

24	Ecofin

2022 Annual Report | September 30, 2022

Additional Information

Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. In addition, the Fund’s Part of Form N-PORT is available without charge upon request by calling the Adviser at (866) 362-9331 or through the Adviser’s website at www.tortoiseecofin.com.

Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2021 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on or through the Adviser’s Web site at www.tortoiseecofin.com; and (ii) on the SEC’s Web site at www.sec.gov.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s website at www.sec.gov.

Privacy Notice
The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/ educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Ecofin	25

Board of Directors
Gary Henson
Tortoise
Conrad S. Ciccotello
Independent
Allen R. Strain
Independent
John G. Woolway
Independent

Investment Adviser
Tortoise Capital Advisors, LLC
6363 College Boulevard
Overland Park, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young LLP
700 Nicollet Mall, Suite 500
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC
111 E. Kilbourn Ave. Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Legal Counsel
Simpson Thacher & Bartlett LLP
900 G. Street, N.W.
Washington, D.C. 20001

1-855-822-3863

This report should be accompanied or preceded
by a prospectus.

6363 College Boulevard
Overland Park, KS 66211

www.TortoiseEcofin.com

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and its Principal Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

(a) – (d) The Registrant has engaged its principal accountant to perform audit services, audit related services and tax services. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance (including preparation of tax returns), tax advice, and tax planning.  The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2022	FYE 9/30/2021
Audit Fees	$70,000	$55,000
Audit-Related Fees	—	—
Tax Fees	$20,720	$20,600
All Other Fees	—	—

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to Tortoise Capital Advisors, L.L.C. (the “Adviser”) or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant.

(e)(2) None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) In the Registrant’s fiscal year ended September 30, 2022 and fiscal year ended September 30, 2021, the Adviser was billed approximately $60,060 and $66,400 in fees, respectively, for tax and other non-audit services provided to the Adviser. In the Registrant’s fiscal year ended September 30, 2022 and fiscal year ended September 30, 2021, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant was $20,720 and $20,600, respectively. The non-audit services relating to the Adviser were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years.

(h) The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

(i) – (j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Effective September 4, 2020, Tortoise Capital Advisors, L.L.C. (the “Adviser” or “TCA”) entered into an investment sub-advisory agreement with Ecofin Advisors, LLC (the “Sub-Adviser” or “Ecofin Advisors”) with respect to the Registrant. Pursuant to this sub-advisory agreement, the voting of proxies relating to the Registrant’s voting securities was delegated to the Sub-Adviser. Copies of the proxy voting policies and procedures of the Registrant and the Adviser and the Sub-Adviser are attached hereto as Exhibit 99.VOTEREG, Exhibit 99.VOTEADV and Exhibit 99.VOTESUBADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of September 30, 2022.

As of the date of this filing, primary responsibility for the day-to-day management of the Registrant’s portfolio is the joint responsibility of the Private Sustainable Infrastructure Investment Committee (“PSIIC”) consisting of David Sifford, Gary P. Henson, P. Bradley Adams and Brent Newcomb. The committee oversees the construction and investment of the portfolio as well as evaluates the social impact market environment for the purpose of making recommendations pertaining to portfolio strategies, themes and risk characteristics. Biographical information about each member of PSIIC named above as of the date of this filing is set forth below. “Tortoise” refers to the family of companies under TortoiseEcofin Investments, LLC, including the Adviser and the Sub-Adviser, among others.

Name and Age*	Position(s) Held with Company and Length of Time Served	Principal Occupation During Past Five Years
Brent Newcomb (Born 1980)	N/A	Member of the Executive Committee and Ecofin Development Committee and serves as President of Ecofin Investments, LLC.
David Sifford* (Born 1976)	N/A	Joined Tortoise in September 2018 as Managing Director on the social infrastructure team overseeing and managing the origination and structuring team. Prior to joining Tortoise, served as Vice President of the Education Investment Group at EPR Properties from May 2013 to September 2018.
Gary P. Henson* (Born 1966)	Director and Chairman of the Board since February 2018.	President, TortoiseEcofin Investments, LLC since 2016; President and Chief Investment Officer, Montage Investments, LLC (January 2010 – October 2016); President, Mariner Holdings, LLC (August 2007 – October 2016).
P. Bradley Adams* (Born 1960)	Chief Executive Officer since inception; Principal Financial Officer and Treasurer from inception to May 2021.	Joined Tortoise in 2005; Managing Director overseeing Tortoise’s financial operations since January 2013; Director of Financial Operations from 2005 to January 2013; Chief Executive Officer of the Tortoise closed-end funds.

*The address of member of PSIIC is 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211.

The following table provides information about the other accounts managed on a day-to-day basis by each of the members of PSIIC as of September 30, 2022 except as noted:

			Number of
			Accounts	Total Assets of
			Paying a	Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
Brent Newcomb
Registered investment companies	2	$52,475,229	0	—
Other pooled investment vehicles	4	$130,905,440	0	—
Other accounts	3	$62,191,060	0	—
Gary P. Henson
Registered investment companies	1	$50,638,764	0	—
Other pooled investment vehicles	4	$130,905,440	0	—
Other accounts	3	$62,191,060	0	—
David Sifford
Registered investment companies	1	$50,638,764	0	—
Other pooled investment vehicles	4	$130,905,440	0	—
Other accounts	3	$62,191,060	0	—
P. Bradley Adams
Registered investment companies	1	$50,638,764	0	—
Other pooled investment vehicles	4	$130,905,440	0	—
Other accounts	3	$62,191,060	0	—

Material Conflicts of Interest

There will be occasions when the Adviser or the Sub-Adviser may encounter potential conflicts of interest in connection with the Registrant. If any matter arises that the Adviser or the Sub-Adviser determines in its good faith judgment constitutes an actual conflict of interest, the Adviser or the Sub-Adviser may take such actions as it determines may be necessary or appropriate, within the context of the advisory agreement between the Adviser and the Registrant, or the sub-advisory agreement between the Adviser and the Sub-Adviser relating to the Registrant, to ameliorate the conflict. There can be no assurance that the Adviser or the Sub-Adviser will identify or resolve all conflicts of interest in a manner that is favorable to the Registrant. The following discussion enumerates certain potential conflicts of interest, which should be carefully evaluated before making an investment in the Registrant.

Other Fees. The Adviser and its affiliates, including the Sub-Adviser, may be entitled to receive cash and non-cash commitment, break-up, monitoring, directors’, organizational, set-up, advisory, investment banking, underwriting, syndication and other similar fees in connection with the purchase, monitoring or disposition of investments or from unconsummated transactions, including warrants, options, derivatives and other rights in respect of securities owned by the Registrant. The Registrant’s common shareholders (“Common Shareholders”) will not receive any benefit from fees that are (i) paid to the Adviser or any of its affiliates, including the Sub-Adviser, from an issuer in which the Registrant or another Tortoise investment fund has an interest and (ii) applied in whole or in part to offset management fees payable by holders in such other Tortoise investment fund, and such fees will not offset any management fees payable by Common Shareholders.

Moreover, Tortoise and its personnel may receive certain intangible and/or other benefits and/or perquisites arising or resulting from their activities on behalf of the Registrant which will also not be subject to any offset against the management fee or otherwise shared with the Registrant, its Common Shareholders and/or the issuers.

Other Activities of Management. Tortoise personnel (including investment team members of the Adviser, the Sub-Adviser and members of the PSIIC) will devote such time as shall be reasonably necessary to conduct the business affairs of the Registrant in an appropriate manner. Tortoise personnel will work on the business and operation of Tortoise and other projects, including Tortoise’s other investment funds, managed accounts and other vehicles, and, therefore, conflicts exist in the allocation of resources in connection with such other activities, including due to Tortoise’s internal policies such as policies with regards to information barriers and compliance with applicable law and regulation. The Registrant will have no interest in other investments, funds, vehicles, accounts or other matters and it is possible that the investments held by such funds, vehicles and accounts may be in competition with those of the Registrant. In this regard, for example, portfolio managers and members of the PSIIC devote a substantial amount of their business time to the affairs of Tortoise’s other funds and operations.

Allocation of Investment Opportunities with Other Vehicles; Conflicting Fiduciary Duties to Other Collective Investment Vehicles. As a general matter, there can be no assurances that all investment opportunities identified by the Adviser or the Sub-Adviser will be made available to the Registrant. Each of the Adviser and the Sub-Adviser is able to make certain private investments outside the Registrant. Consistent with the foregoing, each of the Adviser and Sub-Adviser expects, from time to time, to be presented with investment opportunities that fall within the investment objective of the Registrant and other Tortoise-sponsored investment funds, vehicles and accounts, joint ventures and similar partnerships or arrangements including, without limitation, co-invest funds, any successor fund to the Registrant and registered investment companies, in each case, whether now existing or established in the future (collectively, “Other Tortoise Accounts”), and in such circumstances, the Adviser and/or the Sub-Adviser will allocate such opportunities (including any related co-investment opportunities) to the Registrant and Other Tortoise Accounts (including, without limitation, an allocation of 100% of such an opportunity to such Other Tortoise Accounts) on a basis that the Adviser and/or the Sub-Advisor determines in its sole discretion to be fair and reasonable in accordance with the Adviser’s or Sub-Advisor’s allocation policy and procedures. In this regard, each of the Adviser and the Sub-Adviser currently serves as investment adviser for Other Tortoise Accounts with investment objectives that overlap with the Registrant’s investment objective, and the Sub-Adviser may establish additional Other Tortoise Accounts with investment objectives, mandates and policies that are substantially similar to those of the Registrant. The Adviser and/or the Sub-Adviser may allocate investment opportunities to such Other Tortoise Accounts, and such Other Tortoise Accounts may compete with the Registrant for specific transactions.

The Adviser or the Sub-Adviser may give advice and recommend securities to, or buy or sell securities for, the Registrant, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, Other Tortoise Accounts, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives.

From time to time, the Adviser or the Sub-Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to Common Shareholders through one or more product structures. Such accounts may also serve the purpose of establishing a performance record for the strategy. The management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. Each of the Adviser and the Sub-Adviser has adopted various policies to mitigate these conflicts, including policies that require them to avoid favoring any account. The Adviser’s and Sub-Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

Co-Investment Opportunities. As a registered investment company under the 1940 Act, the Registrant is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will in certain circumstances limit the Registrant’s ability to make investments or enter into other transactions alongside the Other Tortoise Accounts. There can be no assurance that such regulatory restrictions will not adversely affect the Registrant’s ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act, the Registrant may co-invest with Other Tortoise Accounts (including co-investment or other vehicles in which the Adviser, the Sub-Adviser or their personnel invest and that co-invest with such Other Clients) in investments that are suitable for the Registrant and one or more of such Other Tortoise Accounts. Even if the Registrant and any such Other Tortoise Accounts and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise. In addition, the Adviser has obtained an exemptive order from the SEC that permits the Registrant to co-invest with Other Tortoise Accounts subject to complying with the conditions of such exemptive order.

Investments in Which Another Tortoise Fund Has a Different Principal Investment. Subject to the limitation of the 1940 Act, the Registrant may make investments in issuers in which Tortoise-affiliated investment funds, vehicles or separately managed accounts have or are concurrently making a different principal investment at the time of the Registrant’s investment, and investment funds that have been or may be formed by Tortoise may invest in issuers in which the Registrant has made an investment. In such situations, the Registrant and such other Tortoise-affiliated investment funds may have conflicting interests (e.g., over the terms of their respective investments). If the issuer in which the Registrant holds a debt investment and in which a Tortoise affiliate has a different principal investment becomes distressed or defaults on its obligations under such investment, the Registrant will be limited in what actions it can take. In that regard, actions may be taken for the other Tortoise entities that are adverse to the Registrant. In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among the potential Common Shareholders and the respective terms thereof. There can be no assurance that the return on the Registrant’s investments will be equivalent to or better than the returns obtained by the other affiliates participating in the transaction. It is possible that in a bankruptcy, insolvency or similar proceeding the Registrant’s interest may be subordinated or otherwise adversely affected by virtue of the involvement and actions of an affiliate of Tortoise relating to its investment.

Personnel. The Adviser and its affiliates, including the Sub-Adviser, from time to time hire short-term or long-term personnel (or interns) who may be relatives of or are otherwise associated with an investor, issuer or a service provider. Although reasonable efforts are made to mitigate any potential conflicts of interest with respect to each particular situation, there is no guarantee that the Adviser or the Sub-Adviser can control for all such potential conflicts of interest, and there may continue to be an ongoing appearance of a conflict of interest.

Tortoise Policies and Procedures. Policies and procedures implemented by Tortoise from time to time (including as may be implemented in the future) to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Tortoise’s areas of operation or expertise that the Registrant expects to draw on for purposes of pursuing attractive investment opportunities. As a consequence, information, which could be of benefit to the Registrant, might become restricted to certain businesses units within Tortoise and otherwise be unavailable to the Registrant. Tortoise may implement certain policies and procedures that may reduce the positive synergies that Tortoise seeks to cultivate across its businesses. Additionally, the terms of confidentiality or other agreements with or related to companies in which Tortoise has made or has considered making an investment or which is otherwise an advisory client of Tortoise may restrict or otherwise limit the ability of the Registrant and/or its issuers and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such issuers. Tortoise may enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although may be intended to provide greater opportunities for the Registrant, may require the Registrant to share such opportunities or otherwise limit the amount of an opportunity the Registrant can otherwise take.

Additional Potential Conflicts. The officers, directors, members, managers and employees of the Adviser and the Sub-Adviser may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law or otherwise determined from time to time by Tortoise. For the avoidance of doubt, the Registrant may sell investments to any third party, including Common Shareholders in the Registrant and other Common Shareholders in investment vehicles managed or sponsored by Tortoise.

Service Providers. Certain service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, investment or commercial banking firms and certain other advisors and agents) to the Registrant, Tortoise or their issuers provide goods or services to or have business, personal, political, financial or other relationships with Tortoise. Such service providers may be Common Shareholders in the Registrant, affiliates of the Adviser or the Sub-Adviser, sources of investment opportunities or co-Common Shareholders or counterparties therewith. These relationships may influence the Adviser or the Sub-Adviser in deciding whether to select or recommend such a service provider to perform services for the Registrant or an issuer (the cost of which will generally be borne directly or indirectly by the Registrant or such issuer, as applicable).

Notwithstanding the foregoing, investment transactions for the Registrant that require the use of a service provider will generally be allocated to service providers on the basis of the Adviser’s or the Sub-Adviser’s judgment as to best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services that the Adviser or Sub-Adviser believes to be of benefit to the Registrant. In certain circumstances, advisors and service providers, or their affiliates, may charge different rates or have different arrangements for services provided to Tortoise, the Adviser, the Sub-Adviser or their affiliates as compared to services provided to the Registrant and its issuers, which may result in more favorable rates or arrangements than those payable by the Registrant or such issuers.

Compensation

None of Messrs. Sifford, Newcomb, Henson or Adams receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. Each of Messrs. Sifford, Newcomb, Henson and Adams receives a base salary for the services he provides and is also eligible for an annual bonus. The annual bonus is discretionary A portion of the bonus amount may be deferred for certain key employees and may increase over a defined vesting period based on a measured rate of return tied to the applicable entity’s performance. Additional benefits received by Messrs. Sifford, Newcomb, Henson and Adams are normal and customary employee benefits generally available to all full-time employees. Each of Messrs. Sifford, Newcomb, Henson and Adams owns an equity interest in TortoiseEcofin Investments, LLC which indirectly wholly owns the Adviser and the Sub-Adviser, and each thus benefits from increases in the net income of the Adviser and the Sub-Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of September 30, 2022 except as noted below:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
David Sifford	None
Brent Newcomb	None
Gary P. Henson	$100,001-$500,000
P. Bradley Adams	$50,001-$100,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1	0	0	0	0
4/1/22-4/30/22
Month #2	0	0	0	0
5/1/22-5/31/22
Month #3	0	0	0	0
6/1/22-6/30/22
Month #4	0	0	0	0
7/1/22-7/31/22
Month #5	0	0	0	0
8/1/22-8/31/22
Month #6	0	0	0	0
9/1/22-9/30/22
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer, Principal Financial Officer and Treasurer has concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

The Registrant does not participate in securities lending activities.

Item 13. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ecofin Tax-Advantaged Social Impact Fund, Inc.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Date     December 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Date     December 8, 2022

By (Signature and Title)	/s/ Courtney Gengler
Courtney Gengler, Principal Financial Officer and Treasurer

Date     December 8, 2022